SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2015

Ridgefield Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-16335	84-0922701
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

31248 Oak Crest Drive, Suite 110, Westlake Village, California 91361

(Address of Principal Executive Office) (Zip Code)

(805) 416-7054

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 18, 2015, Dr. Kenneth S. Schwartz resigned from the Board of Directors of Ridgefield Acquisition Corp. (the “Company”). Dr. Schwartz resigned for personal reasons. There was no disagreement between Dr. Schwartz and the Company. A copy of Dr. Schwartz’s resignation letter is attached to this Current Report on Form 8-K as Exhibit 17.

The Company is grateful to Dr. Schwartz for his services and wishes him success in all of his future endeavors.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit

17	Letter of Resignation of Dr. Kenneth S. Schwartz.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Ridgefield Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2015

Ridgefield Acquisition Corp.
(Registrant)

By:	/s/ STEVEN N. BRONSON
Steven N. Bronson,
CEO and President